SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 6, 2004


                            INNOVATION HOLDINGS, INC.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                     NEVADA
                                     ------
                 (State or Other Jurisdiction of Incorporation)


                000-27777                                     91-1923501
        (Commission File Number)                        (IRS Employer Number)


14622 VENTURA BOULEVARD, SUITE 1015, SHERMAN OAKS, CA          91403
------------------------------------------------------      ----------
         (Address of Principal Executive Offices)           (ZIP Code)


                                  818-426-8737
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Previous Independent Auditor

On October 6, 2004, Weinberg & Company, PA ("Weinberg") resigned as our independent auditor. The decision to change accountants has been approved by our board of directors.

During the Company's two (2) most recent fiscal years and any subsequent interim period preceding the dismissal, the Company has had no disagreements with Weinberg on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which if not resolved to the satisfaction of Weinberg would have caused Weinberg to make reference to the matter in their report.

No  accountant's  report on the financial  statements for either of the past two
(2) years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles; however, the reports for the years ended December 31, 2003 and 2002 contained a modification paragraph that expressed substantial doubt about the Company's ability to continue as a going concern.

The Company has provided Weinberg with a copy of the disclosures it is making herein in response to Item 304(a) of Regulation S-K, and has requested that Weinberg furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to item 304(a) and, if not, stating the respects in which it does not agree. A copy of Weinberg's letter is attached hereto as an exhibit to this document.

New Independent Auditor

We have engaged A. J. Robbins ("Robbins") as our new independent accountants. We have not consulted with Robbins regarding the application of accounting principles, the type of audit opinion that might be rendered by Robbins or any other matter that was the subject of a disagreement between us and Weinberg.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS


c)    Exhibits

      Exhibit No.          Document Description
      ----------           --------------------
         16                Letter dated October 7, 2004 from
                           Weinberg & Company, PA


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    INNOVATION HOLDINGS, INC.

Dated:   October 12, 2004           By /s/ Robert Blagman
                                       ------------------------------
                                       Robert Blagman, CEO


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